                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                         -------------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: May 10, 1999





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



          New York                     33-89380-01             37-0152681
----------------------------    ------------------------ ----------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification Number)


Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                       62048
----------------------------------------               ------------------------
(Address of principal executive offices)                     (Zip Code)


              Registrant's telephone number, including area code:

                                (618) 251-2035


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ITEM 5.     OTHER EVENTS.
            -------------

            The April 1999 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on May 10, 1999.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation
                      Certificates, Series 1995-1, investors for the month of April, 1999.


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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bank
                                    National Association, Servicer


                                    By:    \s\ Keith Roever

                                    Name:       Keith Roever
                                    Title:      President



Date:   May 18, 1999


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
                             INDEX TO EXHIBITS
                             -----------------


  Exhibit
  Number      Exhibits
  -------     --------
   1          Monthly Report to Floating Rate
              Credit Card Participation Certificates,
              Series 1995-1, investors for the month
              of April, 1999.